EXHIBIT 10.11

              Cullen/Frost Bankers, Inc. 1997 Directors Stock Plan
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             CULLEN/FROST BANKERS, INC. 1997 DIRECTOR STOCK PLAN
                         (EFFECTIVE AS OF MAY 28, 1997)


ARTICLE 1.  ESTABLISHMENT, OBJECTIVES, AND DURATION

   1.1. ESTABLISHMENT OF THE PLAN. Cullen/Frost Bankers, Inc., a Texas corporation (hereinafter, together with its Subsidiaries and successors thereto as provided in Article 10 herein, referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "1997 Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options.

   Subject to approval by the Company's stockholders, the Plan shall become effective as of May 28, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 thereof.

   1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to link the interests of Outside Directors to those of the Company's stockholders by providing for the ability to pay some or all of the Outside Directors' compensation through stock options and to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals.

   The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Outside Directors who make significant contributions to the Company's success and to allow Outside Directors to share in the success of the Company.

      1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Article 8 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options.

      2.2. "AWARD AGREEMENT" means an agreement entered into by the Company and each Outside Director setting forth the terms and provisions applicable to Awards granted under this Plan.

      2.3. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of Cullen/Frost Bankers, Inc.

      2.4. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      2.5. "COMMITTEE" means the Compensation and Benefits Committee appointed by the Board to administer Awards to Outside Directors, as specified in Article 3 herein. Any such Committee shall be comprised entirely of Outside Directors.

      2.6. "DIRECTOR" means any individual who is a member of the Board of Directors of Cullen/Frost Bankers, Inc.

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      2.7. "EMPLOYEE" means any employee of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

      2.8. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.9. "FAIR MARKET VALUE" shall be determined for a relevant date on the basis of the closing price of the Shares on the NASDAQ National Market, or any other national stock exchange on which the Shares are traded, or if there is no such sale on the relevant date, on the last preceding trading day on which such Shares were traded.

      2.10. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 5 herein and which is not intended to meet the requirements of Code Section 422.

      2.11. "OPTION PRICE" means the price at which a Share may be purchased by an Outside Director pursuant to an NQSO.

      2.12. "OUTSIDE DIRECTOR" means an individual who is a member of the Board of Directors, but who is not an Employee of the Company.

      2.13. "SHARES" means the shares of Common Stock, par value $5 per share, of the Company.

      2.14. "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

ARTICLE 3. ADMINISTRATION

      3.1. GENERAL. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

      3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company, and the Committee may otherwise delegate its authority as identified herein.

      3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

      4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Outside Directors under the Plan shall be no more than one hundred fifty thousand (150,000). The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options granted in any one fiscal year under the Plan to any one Outside Director shall be five thousand (5,000).

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      4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. NONQUALIFIED STOCK OPTIONS

      5.1. AWARD OF NQSOS. Subject to the terms and provisions of the Plan, NQSOs may be awarded to Outside Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      5.2. AWARD AGREEMENT. Each NQSO Award shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

      5.3. OPTION PRICE. The Option Price for each grant of an NQSO under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the NQSO is granted.

      5.4. DURATION OF OPTIONS. Each NQSO granted to an Outside Director shall expire at such time as the Committee shall determine at the time of grant.

      5.5. EXERCISE OF OPTIONS. NQSOs granted under this Article 5 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Outside Director. In no event should the exercise period exceed a maximum of ten years.

      5.6. PAYMENT. NQSOs granted under this Article 5 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the NQSO is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any NQSO shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Outside Director for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b).

      The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Outside Director, in the Outside Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the NQSO.

      5.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an NQSO granted under this Article 5 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the

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requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      5.8. TERMINATION OF DIRECTORSHIP. Each Outside Director's Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the NQSO following termination of the Outside Director's directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Outside Director, need not be uniform among all NQSOs issued pursuant to this
Article 5, and may reflect distinctions based on the reasons for termination.

      5.9. NONTRANSFERABILITY OF NQSOS. Except as otherwise provided by the Committee, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Outside Director's Award Agreement, all NQSOs granted to a Outside Director under this Article 5 shall be exercisable during his lifetime only by such Outside Director.

ARTICLE 6. BENEFICIARY DESIGNATION

      Each Outside Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Outside Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Outside Director in writing with the Company during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to the Outside Director's estate.

ARTICLE 7. RIGHTS OF DIRECTORS

      Nothing in the Plan shall interfere with or limit in any way the right of the Company's shareholders to terminate any Outside Director's service at any time, nor confer upon any Outside Director any right to continue in the service of the Company.

ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION

      8.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

      8.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      8.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Outside Director holding such Award.

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ARTICLE 9. INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 10. SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11. LEGAL CONSTRUCTION

      11.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      11.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      11.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      11.4. SECURITIES LAW COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

      11.5. GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

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